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                                  EXHIBIT 10.5


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                          REGISTRATION RIGHTS AGREEMENT

               This REGISTRATION RIGHTS AGREEMENT ("AGREEMENT"), dated as of March 6, 2001, is entered into between ENLIGHTEN SOFTWARE SOLUTIONS, INC., a California corporation (the "COMPANY"), and MADEN TECH CONSULTING, INC., a Delaware corporation (the "INVESTOR").

                                    Recitals:

               In connection with the Initial Advance under the certain Loan Agreement dated as of February 14, 2001 by and between the Company and the Investor, on the date hereof the Company and the Investor are entering into a Warrant Agreement (as hereinafter defined) and the Company is making the Note in favor of the Investor. The Company and the Investor deem it to be in their respective best interests to set forth their rights in connection with public offerings and sales of the Common Stock and are entering into this Agreement as a condition to and in connection with the Loan Agreement and Warrant Agreement. A condition precedent to the obligations of the Company and the Investor under the Loan Agreement and the Warrant Agreement is the execution and delivery by the parties hereto of this Agreement.

                                   Agreement:

               NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Investor hereby agree as follows:

      SECTION 1.  DEFINITIONS.

               As used in this Agreement, the following terms shall have the following meanings:

               "BOARD" means the Board of Directors of the Company.

               "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

               "COMMON STOCK" means the common stock, no par value per share, of the Company.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.



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               "LOAN AGREEMENT" means the Loan Agreement dated as of February
14, 2001, between the Company and the Investor.

               "NEW SHARES" means at any time the shares of Common Stock (including instruments convertible or exercisable therefor) issued by the Company in connection with subsequent financings of the Company.

               "NOTE" means the Convertible Demand Note issued to the Investor by the Company pursuant to the Loan Agreement.

                "OTHER SHARES" means at any time those shares of Common Stock which do not constitute New Shares, Primary Shares or Registrable Shares.

               "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Company in its treasury.

               "REGISTRABLE SHARES" means at any time, with respect to the Investor, the shares of Common Stock and other securities of the Company convertible into or exercisable for Common Stock held by the Investor which constitute or when converted or exercised will constitute, as the case may be, Restricted Shares.

               "RESTRICTED SHARES" means shares of Common Stock held by the Investor issued or issuable upon the conversion of the Note or exercise of the Warrant and any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock or other securities which are so exercisable or convertible and any securities received in respect thereof, which are held by the Investor. As to any particular Restricted Shares, once issued, such Restricted Shares shall cease to be Restricted Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period (including, without limitation, Rule 144(k)) without volume limitations, or (iii) they shall have ceased to be outstanding.

               "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
144A).

               "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

               "WARRANT" means the Warrant issued to the Investor by the Company pursuant to the Warrant Agreement.



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               "WARRANT AGREEMENT" means the Warrant Agreement dated the date hereof, between the Company and the Investor.

       SECTION 2.  REQUIRED REGISTRATION.

               (a) If the Investor desires to sell Registrable Shares in the public securities markets and requests the Company to effect the registration under the Securities Act of Registrable Shares, the Company shall promptly use its best efforts to effect the registration under the Securities Act of the Registrable Shares which the Company has been so requested to register by the Investor.

               (b) Notwithstanding anything contained in this Section 2 to the contrary, the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

                      (i) The Company shall not be obligated to use its best efforts to file and cause to become effective any registration statement pursuant to this Section 2 (A) during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days; (B) at any time after the date ten years following the date hereof; or (C) after the Company has effected five such registrations pursuant to this
        Section 2 and each such registration has been declared or ordered effective for the period set forth in Section 5(a) below.

                      (ii) The Company may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section 2 if at the time of such request (A) the Company is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the Investor may include Registrable Shares pursuant to Section 3; provided, however, that Company must provide the Investor with notice of such action not later than 30 days after such request has been made, or (B) the Board reasonably determines that such registration and offering would interfere with any material transaction involving the Company, as approved by the Board of Directors, provided, however, that the Company may only delay the filing or effectiveness of a registration statement pursuant to this Section 2(b) for one period not to exceed 90 days in any twelve-month period after the date of a request for registration pursuant to this Section 2.

                      (iii) If the Investor has requested registration pursuant to Section 2(a) and so elects, the offering of such Registrable Shares pursuant to such registration shall be in the form of an underwritten offering. The Investor

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        shall select one or more nationally prominent firms of investment bankers reasonably acceptable to the Company to act as the lead managing underwriter or underwriters in connection with such offering.

                      (iv) Notwithstanding any other provision of this Section 2, if the underwriter advises the Investor in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares of Registrable Shares that may be included in the registration and underwriting shall be allocated among all holders of Registrable Shares participating in such registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Shares held by such holders. Any Registrable Shares which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration. If the underwriter has not limited the number of Registrable Shares to be underwritten, the Company may include securities for its own account (or for the account of employees and other holders, at the Company's sole discretion) in such registration if the underwriter so agrees and if the number of Registrable Shares which would otherwise have been included in such registration and underwriting will not thereby be limited by the underwriter.

        SECTION 3.  PIGGYBACK REGISTRATION.

               If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the Investor of its intention to so register such Primary Shares or Other Shares at least 30 days before the initial filing of such registration statement and, upon the written request, delivered to the Company within 20 days after delivery of any such notice by the Company, of the Investor to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state that the Investor desires to sell such Registrable Shares in the public securities markets), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                      (i) first, the Primary Shares;



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                      (ii) second, the Registrable Shares and New Shares; and

                      (iii) third, the Other Shares requested to be included in such registration.

        SECTION 4.  REGISTRATIONS ON FORM S-3.

               (a) Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Investor shall have the right to request in writing an unlimited number of registrations of Registrable Shares on Form S-3 or such successor form, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and (ii) state the intended method of disposition of such Registrable Shares.

               (b) Notwithstanding anything contained in this Section 4 to the contrary, the Company shall not be obligated to effect any registration pursuant to this section during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days.

               (c) The Company may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section 4 if at the time of such request either (A) the Company is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the Investor may include Registrable Shares pursuant to Section 3; provided, however, that the Company must provide the Investor with notice of such action not later than 30 days after such request has been made, or (B) the Board reasonably determines that such registration and offering would interfere with any material transaction involving the Company, as approved by the Board of Directors, provided, however, that the Company may only delay the filing or effectiveness of a registration statement pursuant to this Section 4(c) for one period not to exceed 90 days in any twelve-month period after the date of a request for registration pursuant to this Section 4.

        SECTION 5.  PREPARATION AND FILING.

               If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

               (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier);



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               (b) furnish, at least five business days before filing a
registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to counsel selected by the Investor (the "INVESTOR'S COUNSEL"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investor's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

               (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

               (d) notify in writing the Investor's Counsel (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

               (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Investor; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its Bylaws or Certificate of Incorporation which the Board determines to be contrary to the best interests of the Company or to modify any of its contractual relationships then existing;

               (f) furnish to the Investor holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a

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preliminary prospectus, in conformity with the requirements of the Securities
Act, and such other documents as the Investor may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

               (g) without limiting subsection (e) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Investor holding such Registrable Shares to consummate the disposition of such Registrable Shares;

               (h) notify the Investor holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 5, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Investor prepare and furnish to the Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Investor holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investor or underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "INFORMATION") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Investor agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the

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Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

               (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

               (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

               (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

               (m) issue to any underwriter to which the Investor holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

               (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the Investor shall reasonably request;

               (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

               (p) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

               The Investor, upon receipt of any notice from the Company of any event of the kind described in Section 5(h) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(h) hereof, and, if so directed by the Company, the Investor shall deliver to the Company all copies, other than permanent file copies then in the Investor's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.



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        SECTION 6.  EXPENSES.

               All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided below) incurred by the Company in complying with Section 5, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and reasonable fees and expenses of a single counsel acting on behalf of all selling holders of Registrable Shares (which counsel may also, at the holders' request, be counsel to the Company, unless counsel to the Company has a conflict of interest with respect to the representation of any selling holder or the underwriters object to the selling holders' representation by Company counsel) shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the Investor.

        SECTION 7.  INDEMNIFICATION.

               (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Investor, each underwriter, broker or any other person acting on behalf of the Investor and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or arise out of or are based on any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the Investor, such underwriter, such broker or such other person acting on behalf of the Investor and each such controlling person on an as-incurred basis for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 7(a) shall not apply to amounts

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paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Investor or its counsel or underwriter specifically for use in the preparation thereof.

               (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Investor shall hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 7) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the Investor and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made solely in reliance upon and in conformity with written information furnished to the Company or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

               (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this Section 7. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified

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party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 7. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

               (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

               (e) The obligations of the Company and Investor under this
Section 7 shall survive completion of any offering of Registrable Shares and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as a term thereof the giving by the claimant or plaintiff to such indemnified party of an

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unconditional release from all liability in respect to such claim or litigation.
Each indemnified party shall reasonably cooperate with the indemnifying party in the defense of any claim or litigation brought against such indemnified party.

        SECTION 8.  UNDERWRITING AGREEMENT.

               Notwithstanding the provisions of Sections 5, 6 and 7, to the extent that the Investor shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control.

        SECTION 9.  INFORMATION BY INVESTOR.

               The Investor shall furnish to the Company such written information regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

        SECTION 10. EXCHANGE ACT COMPLIANCE.

               At all times the Company shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Company) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with the Investor in supplying such information as may be necessary for the Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

        SECTION 11. NO CONFLICT OF RIGHTS.

               The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

        SECTION 12. TERMINATION.

               This Agreement shall terminate and be of no further force or effect on the date ten years from the date hereof.



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        SECTION 13. SUCCESSORS AND ASSIGNS.

               This Agreement shall bind and inure to the benefit of the Company, the Investor and, subject to Section 14, the respective successors and assigns of the Company and the Investor.

        SECTION 14. ASSIGNMENT.

               The Investor may, at any time, with written notice to the Company, assign its rights hereunder with respect to all or a portion of the Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as the Investor whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of the Investor herein and had originally been a party hereto; and provided, further, that no transfer or assignment may be made by the Investor unless (i) the transferee or assignee either (x) acquires more than 100,000 of the Registrable Shares or (y) is an affiliate (as such term is defined in Rule 405 promulgated under the Securities
Act) of such Investor; and (ii) such transfer or assignment is effected in accordance with applicable securities laws (as presently constituted or as may be amended from time to time).

        SECTION 15. ENTIRE AGREEMENT.

               This Agreement, the Loan Agreement and the Warrant Agreement, each dated as of the date hereof, and the other writings referred to herein or therein or delivered pursuant hereto or thereto (including without limitation the Note and the Warrant), contain the entire agreement between the Investor and the Company with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

        SECTION 16. NOTICES.

               All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

        if to the Company, to:

               Enlighten Software Solutions, Inc.
               999 Baker Way, Fifth Floor
               San Mateo, CA  94404

               Fax:          (650) 578-0700
               Attention:    Chief Financial Officer

        if to the Investor, to:

               Maden Tech Consulting, Inc.
               2110 Washington Boulevard
               Suite 200
               Arlington, VA  22204
               Fax:        (703) 769-4423
               Attention:  David R. Ford, Esq.

               with a copy to:

               Hogan & Hartson L.L.P.
               Columbia Square
               555 Thirteenth Street, N.W.
               Washington, D.C.  20004
               Telephone:  (202) 637-5600
               Fax:         (202) 637-5910
               Attention: James E. Showen, Esq.


               All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

        SECTION 17. MODIFICATIONS; AMENDMENTS; WAIVERS.

               The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Company and the Investor.

        SECTION 18. COUNTERPARTS; FACSIMILE SIGNATURES.

               This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable at the Closing (as defined in the Loan Agreement) if the originally executed counterpart is delivered within a reasonable period thereafter.

        SECTION 19. HEADINGS.

               The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

        SECTION 20. GOVERNING LAW.

               This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the conflict of law provisions thereof.

               IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

                                            ENLIGHTEN SOFTWARE SOLUTIONS, INC.



                                            By:  /s/ Bill Bradley
                                               ---------------------------------
                                                 Name:   Bill Bradley
                                                 Title:     President and CEO

                                            MADEN TECH CONSULTING, INC.



                                            By:          /s/ Omar Maden
                                               ---------------------------------
                                                 Name: Omar Maden
                                                 Title:  Chief Executive Officer